UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2017

mLight Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-169805	27-3436055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1205, 1A Building, Shenzhen Software Industry Base, Xuefu Rd, Nanshan District, Shenzhen, Guangdong Province, China	518005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 86-755-26412816

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws;

On July 3, 2017, the Board of Directors of mLight Tech, Inc. (the “Company”), voted unanimously to approve a change in domicile from Florida to Nevada (the “Reincorporation”) upon the consent of the majority shareholders of the Company. The Reincorporation will be consummated on July 11, 2017 pursuant to an agreement and plan of merger (the “Plan of Merger”) between the Company and its wholly owned subsidiary CX Network Group, Inc., a Nevada corporation (“CX”), whereby the Company merged with and into CX with CX as the surviving corporation that operates under the name “CX Network Group, Inc.” In connection with the Reincorporation the Company and CX filed (i) articles of merger (the “Nevada Articles of Merger”) with the Secretary of State of the State of Nevada, and (ii) articles of merger (the “Florida Articles of Merger”) with the Secretary of State of the State of Florida. Following the merger, the Company’s corporate existence is governed by the laws of the State of Nevada and the Articles of Incorporation and bylaws of CX (the “Nevada Articles” and the “Nevada Bylaws”, respectively).

Upon consummation of the transactions contemplated by the Plan of Merger, the daily business operations of the Company continued as they were conducted by the Company immediately prior to the Reincorporation and the officers and directors of the Company became the officers and directors of the surviving corporation. The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Upon the effectiveness of the Reincorporation:

1.

each outstanding share of Common Stock of the Company, par value $0.0001 per share (the "Common Stock") will be converted into 0.0667 shares of common stock, par value $0.0001 per share, of CX (the "CX Common Stock");

2.

One share of CX Common Stock held by the Company immediately prior to the effectiveness of the Reincorporation representing all issued and outstanding share of CX immediately prior to the effectiveness of the Reincorporation will be retired and canceled.

3.	the Nevada Articles will become the articles of the surviving corporation; and

4.	the Nevada Bylaws will become the bylaws of the surviving corporation.

Articles of Incorporation

The Nevada Articles provide for 25,000,000 authorized shares of capital stock, consisting of 20,000,000 shares of CX Common Stock and 5,000,000 shares of preferred stock, par value $0.0001 per share.

Bylaws

The Nevada Bylaws provide, among other things, that each stockholder represented at a meeting of shareholders be entitled to cast one vote for each share of the capital stock entitled to vote held by such stockholder; the Board of Directors shall consist of a minimum of one member and a maximum of nine members, the exact number of which shall be fixed by the Board of Directors; directors shall be elected by a majority of the votes cast at annual meetings of stockholders; and each director so elected shall hold office until the next annual meeting or special meeting of shareholders called for that purpose and until his successor is duly elected and qualified, or until his earlier resignation or removal. Directors and officers shall be indemnified to the extent required by the Nevada Revised Statutes. Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled solely by a majority of the directors then in office.

The foregoing descriptions of the Plan of Merger, the Nevada Articles of Merger, the Florida Articles of Merger, the Certificate of Designation, the Nevada Articles and the Nevada Bylaws are qualified in their entirety by reference to the full text of the Plan of Merger, the Nevada Articles of Merger, the Florida Articles of Merger, the Nevada Articles and the Nevada Bylaws, copies of which are filed as Exhibits 2.1, 2.2, 2.3, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Directors and Officers of the Surviving Corporation

According to the Plan of Merger, upon the consummation of the Reincorporation, the officers and directors of the Company shall become the officers and directors of CX, the surviving corporation, and such persons shall hold office in accordance with the Nevada Bylaws until their respective successors shall have been appointed or elected.

Immediately prior to the consummation of the Reincorporation, the officers and directors of CX consist of the following:

Name	Age	Position
Jiyin Li	30	Chairman
Huibin Su	37	Director, Chief Executive Officer, Chief Financial Officer, Principal Accounting Manager and Secretary
Zizhong Huang	28	Chief Operating Officer

On July 5, 2017, the Board of the Directors of the Company approved the appointment of Mr. Huibin Su as the Secretary of the Company, effective immediately. Mr. Su was also appointed as the Principal Accounting Manager of the Company by the Board of the Directors of the Company on May 15, 2017, effective immediately. As a result, immediately prior to the consummation of the Reincorporation, the officers and directors of the Company consist of the following (which will be the directors and officers of CX, the surviving corporation, upon the consummation of the Reincorporation):

Name	Age	Position
Jiyin Li	30	Chairman
Huibin Su	37	Director, Chief Executive Officer, Chief Financial Officer, Principal Accounting Manager and Secretary
Zizhong Huang	28	Chief Operating Officer

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger

2.2	Articles of Merger filed with the Secretary of State of the State of Nevada

2.3	Articles of Merger filed with the Secretary of State of the State of Florida

3.1	Articles of Incorporation filed with the Secretary of State of the State of Nevada

3.2	Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MLIGHT TECH, INC.

Dated: July 6, 2017	By:	/s/ Huibin Su
Huibin Su
Chief Executive Officer

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